Exhibit 99.1

Molecular Templates, Inc. DIP Financing Term Sheet	P a g e | 1

DIP FINANCING PROPOSAL

for:

April 20, 2025

ATTN:

Craig Jalbert, President, Chief Executive Officer

Molecular Templates, Inc.

9301 Amberglen Boulevard Suite 100

Austin, TX 78729

K2 HealthVentures LLC, 855 Boylston Street, 10 Floor, Boston, MA 02116

Molecular Templates, Inc. DIP Financing Term Sheet	P a g e | 2

Dear Craig,

Based on our discussions, we are pleased to present the following binding DIP Financing Term Sheet. Below is a summary of the terms for the financing (“Term Sheet”).

THIS TERM SHEET SETS FORTH THE TERMS AND CONDITIONS UPON WHICH DIP LENDER SHALL, SUBJECT TO ENTRY OF THE FINANCING ORDERS (DEFINED BELOW), PROVIDE THE DIP LOANS (DEFINED BELOW) UNDER THE DIP FACILITY (DEFINED BELOW) TO THE DEBTOR (DEFINED BELOW).

THIS TERM SHEET SHALL BE A BINDING AGREEMENT WITH RESPECT TO THE DIP LOANS AND THE DIP FACILITY SUBJECT TO THE DIP ORDERS AND, TOGETHER WITH THE DIP ORDERS AND ANY OTHER RELATED AGREEMENTS, SCHEDULES, EXHIBITS, SECURITY AGREEMENTS, PLEDGE AGREEMENTS OR OTHER DOCUMENTS ENTERED INTO IN CONNECTION HEREWITH AND THEREWITH, SETS FORTH ALL OF THE TERMS, CONDITIONS, REPRESENTATIONS AND OTHER PROVISIONS WITH RESPECT TO THE DIP FACILITY.

DIP Financing between K2 HealthVentures LLC and Molecular Templates, Inc. and Molecular Templates Opco, Inc.

Borrower:	Molecular Templates, Inc. (“MTEM”) and Molecular Templates Opco, Inc. as debtors and debtors in possession (collectively, the “DIP Borrowers”) under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the jointly administered cases of the DIP Borrowers (collectively, the “Cases” of the “Debtors”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), commenced on the date the Debtors file their Chapter 11 petitions (the “Petition Date”).

DIP	Lender: K2 HealthVentures LLC and/or one of its subsidiaries, along with its successors and assigns (“DIP Lender”).

DIP	Agents: K2 HealthVentures LLC or one of its subsidiaries, in its capacity as administrative agent (“Administrative Agent”) for the DIP Lender and Ankura Trust Company, LLC, as collateral trustee for the DIP Secured Parties (“Collateral Trustee” and together with the Administrative Agent, the “DIP Agents”).[1]

DIP	Financing: The DIP Lender will provide to the DIP Borrowers a senior secured superpriority debtor-in-possession term loan credit facility (the “DIP Facility”) consisting of (x) new money loan commitments in the aggregate maximum principal amount of up to $3,000,000 (the “New Money DIP Loan Commitments” and the loans made thereunder, the “New Money DIP Loans”), plus (y) loans representing a “roll up” of a portion of the outstanding Prepetition Loan Obligations[2] equal to $9,000,000 (the “Roll Up Loans” and together with the New Money DIP Loans, the “DIP Loans” and the obligations thereunder, the “DIP Obligations”). The New Money DIP Loan Commitment will be made in 3 draws over the term of the DIP Facility, with an initial maximum aggregate amount of up to $500,000 (the “Interim Advance”) to be made available to the DIP Borrowers following entry of the interim debtor-in-possession financing order (the “Interim Order”), a second draw of $1,500,000 (the “Final Order Advance”) to be made available upon and after entry of the final debtor-in-possession financing order (the “Final Order,” and together with the Interim Order, the “DIP Orders”), and a third, discretionary draw of up to $1,000,000 to be made upon satisfaction of the conditions precedent herein (the “Discretionary Draw”). Pending the entry of the Final Order, the DIP Secured Parties shall be afforded all of the protections contained in the Interim Order. Pursuant to the terms hereof, the DIP Lender hereby agrees to make the DIP Loans (including the Discretionary Draw to the extent set forth in the DIP Budget) contemplated hereunder.

1“DIP Secured Parties” means (i) Collateral Trustee, (ii) Administrative Agent, (iii) DIP Lender, and (iv) any of their respective successors and assigns.

2“Prepetition Loan Obligations” means, as of the Petition Date, the indebtedness of the Debtors to the DIP Lender DIP Lender (in such capacity, the “Prepetition Lender”) and other DIP Secured Parties (in such capacities, together with the Prepetition Lender, the “Prepetition Secured Parties”) under (i) that certain Loan and Security Agreement, dated February 20, 2025, (the “Bridge Loan”); and (ii) that certain Amended and Restated Secured Contingent Value Right Agreement, dated February 20, 2025, (the “A&R CVR”), which amount as of the Petition Date is the sum of (i) a principal amount of $1,366,231.92 under the Bridge Loan, (ii) a principal amount of $24,300,515.15 under the A&R CVR, and (iii) all other amounts accrued but unpaid in connection with the Prepetition Loan Obligations, including, but not limited to, accrued and unpaid interest, unreimbursed costs, fees, expenses, and indemnities owed thereunder.

K2 HealthVentures LLC, 855 Boylston Street, 10 Floor, Boston, MA 02116

Molecular Templates, Inc. DIP Financing Term Sheet	Page | 3

Interest	Rate: 13.5% per annum, which interest shall accrue and be capitalized monthly on the 1st business day of each month and added to the principal amount outstanding on such date. Interest shall accrue in kind and shall be paid in full in cash on the Maturity Date (as defined below) or otherwise satisfied all or a portion thereof through a debt-for-equity conversion through a plan.

Immediately upon the occurrence and during the continuation of an Event of Default (as defined below), all obligations outstanding under the DIP Facility shall bear interest at a rate per annum which is five percentage points (5%) above the rate that is otherwise applicable thereto (“Default Interest”). Default Interest shall accrue in kind and shall be paid in full in cash on the Maturity Date (as defined below) or otherwise satisfied all or a portion thereof through a debt-for-equity conversion through a plan.

Fees:	A facility fee equal to one percent (1%) of the funded New Money DIP Loan, which facility fee shall accrue in kind and be paid in full in cash on the Maturity Date (as defined below) or otherwise satisfied all or a portion thereof through a debt-for-equity conversion through a plan.

An exit fee equal to 4.0% of the funded New Money DIP Loan, which shall be paid in full in cash on the Maturity Date (as defined below) or otherwise satisfied all or a portion thereof through a debt-for-equity conversion through a plan.

Maturity	Date: The maturity date of the DIP Facility (the “Maturity Date”) shall be the earlier of (i) seventy (70) days following the Petition Date; (ii) the acceleration or termination of the DIP Facility as a result of an Event of Default (as defined below); or (iii) the effective date of a plan filed in the cases and confirmed by the Bankruptcy Court; provided that the Maturity Date may be extended upon the written consent of the Administrative Agent in its sole and absolute discretion. Following the Maturity Date, the DIP Lender shall have no continuing obligation to provide the DIP Loans and the DIP Facility shall terminate.

Prepayments:	The DIP Borrowers may voluntarily, at any time, prepay, in whole or in part, without prepayment or penalty, any of the DIP Obligations and/or reduce the commitments under the DIP Facility at par plus accrued interest.

Any prepayment shall be applied as follows, first, to fees, costs and expenses, second to the payment of accrued and unpaid interest, and third to the repayment of principal.

Use of DIP Proceeds and Cash Collateral:	The DIP Facility Loans and Cash Collateral (as defined below) may be used for:

i.	post-petition working capital purposes of the Debtors;

ii.	the administration of the Cases, including the funding of a chapter 11 plan and related matters, including the claims reconciliation process and the wind-down of the Debtors;

iii.	current interest, fees, and expenses under the DIP Facility; or

K2 HealthVentures LLC, 855 Boylston Street, 10 Floor, Boston, MA 02116

Molecular Templates, Inc. DIP Financing Term Sheet	Page | 4

iv.	as otherwise agreed by the Administrative Agent in the DIP Budget (as defined below);

in each case, solely in accordance with the any approved DIP Budget (as defined below) and the Interim Order or Final Order, as applicable, incorporating the terms hereof.

“Cash Collateral” shall mean all cash and cash equivalents of the Debtors, whenever or wherever acquired, and the proceeds of all collateral pledged to the Collateral Trustee for the benefit of the DIP Secured Parties constitute cash collateral, as contemplated by section 363 of the Bankruptcy Code.

No DIP Loans, DIP Collateral (as defined below), Cash Collateral, or any portion of the Carve Out (as defined below), may be used directly or indirectly, including without limitation through reimbursement of professional fees of any non-Debtor party, in connection with (i) the investigation, threatened initiation, or prosecution of any claims, causes of action, adversary proceedings or other litigation against any of the DIP Secured Parties, or any action purporting to do the foregoing in respect of the DIP Obligations or the Prepetition Loan Obligations; or (ii) challenging the amount, validity, perfection, priority or enforceability of or asserting any defense, counterclaim or offset with respect to the DIP Obligations or Prepetition Loan Obligations.

Notwithstanding the foregoing, an aggregate amount of proceeds of the DIP Loans, DIP Collateral (as defined below) and/or Cash Collateral in an amount not to exceed $25,000 may be used by the Official Committee of Unsecured Creditors, if any (the “Creditors’ Committee”) to investigate the validity, perfection, priority, extent, or enforceability of the liens securing the Prepetition Loan Obligations provided any such investigation must take place within the Challenge Period (as defined below).

DIP Budget:	Proceeds of the DIP Facility and any Cash Collateral shall be used solely by the DIP Borrowers in accordance with the agreed budget (“DIP Budget”) attached hereto as Exhibit A, subject only to the Permitted Variances (as defined below).

Compliance with the DIP Budget will be measured weekly starting on the second week following the Petition Date, for the period beginning as of the first day of the first full week following the week of the Petition Date and ending the last day of the week prior to the week on which compliance is measured, and continuing each week thereafter (the “Testing Period”). Each date on which compliance with the DIP Budget is measured is referred to herein as the “Testing Date.” As of any applicable Testing Date, the DIP Borrowers shall not allow the Operating Disbursements (as set forth in the DIP Budget) to exceed the DIP Budget on a cumulative basis during the relevant Testing Period by more than 10.0% (adverse to the Debtor) (the “Permitted Operating Disbursements Variance”); provided, that, as of any applicable Testing Date, the actual fees and expenses of the DIP Borrowers’ advisors shall not vary from the budgeted DIP Borrowers’ Advisors’ Expenses set forth in the DIP Budget by more than 10.0% (the “Permitted Professional Fees Variance” and together with the “Permitted Operating Disbursements Variance”, the “Permitted Variances”); provided further that for purposes of testing the Permitted Professional Fees Variance, any budgeted DIP Borrowers’ Advisors’ Expenses unused during any Testing Period shall be rolled into the following Testing Period. Notwithstanding anything herein, any variance testing in connection with the DIP Budget shall not apply to the fees and expenses of the DIP Secured Parties’ advisors.

During the Testing Period, the DIP Borrowers shall produce variance reports detailing the following, each on a single, line item basis (each, a “Variance Report”): (i) a comparison of the actual and budgeted line item disbursements and receipts of the DIP Borrowers during the applicable Testing Period; and (ii) any variance (whether positive or negative, expressed as a percentage) between the disbursements made during such Testing Period by the DIP Borrowers against the disbursements for the Testing Period as set forth in the DIP Budget applicable to such Testing Period, with a detailed explanation provided of any variance in excess of 5%.

K2 HealthVentures LLC, 855 Boylston Street, 10 Floor, Boston, MA 02116

Molecular Templates, Inc. DIP Financing Term Sheet	Page | 5

Additional variances, if any, from the DIP Budget, and any proposed changes to the DIP Budget, shall be subject to the written consent of the Administrative Agent in its sole and absolute discretion. The DIP Borrowers shall be deemed in compliance with the DIP Budget unless, as of any Testing Date, the Operating Disbursements or Professional Fees Disbursements vary from the DIP Budget by more than the applicable Permitted Variance during the Testing Period. The DIP Borrowers’ failure to comply with the DIP Budget, subject to the Permitted Variances, will constitute an Event of Default (as defined below).

Conditions Precedent to Initial Advance	Any commitment of the DIP Lender to provide the DIP Facility, to consent to the use of Cash Collateral, or to advance the Initial Advance shall be conditioned upon completion (or waiver) of the following conditions precedent:

i.	the entry by the Bankruptcy Court of the Interim Order approving the DIP Facility and the initial DIP Budget in accordance with the terms and conditions set forth herein; and

ii.	the DIP Borrowers confirmation that there exists no Event of Default (as defined below) at the time of the Initial Advance.

Conditions Precedent to Final Order Advance and Discretionary Draw	The DIP Lender’s commitment to provide any subsequent draws under the DIP Facility or to consent to the continued use of Cash Collateral shall be conditioned upon completion (or waiver) of the following conditions precedent, in each case in a manner satisfactory to the Administrative Agent in its sole and absolute discretion:

1.	With respect to the Final Order Advance:

(a)	the completion of definitive financing documentation with respect to the DIP Loans (the “DIP Documents”), which DIP Documents shall be executed and delivered by each of the parties thereto and approved by the Bankruptcy Court upon entry of the Interim Order and which DIP Documents shall include: (a) this Term Sheet, (b) the Interim Order, (c) the DIP Budget, (d) a debtor-in-possession term loan credit agreement, and (e) any and all amendments, exhibits, supplements, or schedules to (a)–(d), each of which shall be in form and substance acceptable to the Administrative Agent in its sole discretion;

(b)	the provision of written notice to the Administrative Agent of a request for a subsequent draw, which notice shall include the draw amount and be provided at least two (2) business days prior to the draw;

(c)	the entry by the Bankruptcy Court of the Final Order approving the DIP Facility and the initial DIP Budget in accordance with the terms and conditions set forth herein;

(d)	the DIP Borrowers confirmation that there exists no Event of Default (as defined below) at the time of the subsequent draw.

2.	With respect to the Discretionary Draw:

(a)	the provision of written notice to the Administrative Agent of a request for a subsequent draw, which notice shall include the draw amount and be provided at least two (2) business days prior to the draw, which draw shall be no less than $100,000 and which shall not exceed the Discretionary Draw in the aggregate;

K2 HealthVentures LLC, 855 Boylston Street, 10 Floor, Boston, MA 02116

Molecular Templates, Inc. DIP Financing Term Sheet	Page | 6

(b)	the DIP Borrowers confirmation that there exists no Event of Default (as defined below) at the time of the subsequent draw.

Notwithstanding anything set forth herein to the contrary, if the conditions precedent to any draw are satisfied or waived, then the DIP Lender shall be obligated to make the DIP Loans contemplated under the DIP Budget and this Term Sheet.

Borrowing Mechanics:	Borrowing mechanics with respect to the DIP Loans shall be as follows:

(a)	Once repaid, DIP Loans may not be reborrowed.

(b)	A borrowing notice shall be sent to the Administrative Agent in accordance with the notice provision set forth in Section 10 of the Bridge Loan: (A) specifying (1) the principal amount of the requested DIP Loan, and (2) the date of the requested DIP Loan (such date the “Funding Date”) which shall be no less than three (3) business days (or such earlier date agreed to by the Administrative Agent in its sole discretion) following the date of such request and (B) certifying as to the satisfaction of the applicable conditions precedent to the funding of such DIP Loan set forth above under the heading “Conditions Precedent”.

(c)	Each borrowing request shall be made in accordance with the DIP Budget.

The amounts and dates of each DIP Loan shall be set forth on a schedule to this Term Sheet, which shall be updated by the Administrative Agent from time to time on the making of any DIP Loan, which updated schedule shall be provided to the DIP Borrowers.

Security:	Subject to the following sentence, as security for the DIP Obligations, the DIP Borrowers shall grant to the Collateral Trustee for the benefit of the DIP Secured Parties a security interest in and continuing lien on all of the DIP Borrowers’ right, title and interest in, to and under all the DIP Borrowers’ assets, including, but not limited to the following, in each case, whether now owned or existing or hereafter acquired, created or arising and wherever located (all of which being hereafter collectively referred to as the “DIP Collateral”): shall include all assets and property of the DIP Borrowers and their estates, tangible or intangible, now owned or hereafter acquired, whether arising before or after the Petition Date, including, but not limited to, the Prepetition Collateral (as defined below), all equity interests held by the DIP Borrowers (to be limited to the extent of any limitations imposed by applicable law), claims and causes of action (whether asserted or unasserted), including commercial tort claims, and all proceeds, products, accessions, rents and profits of or in respect of any of the foregoing (in each case as the foregoing are defined in the Uniform Commercial Code as in effect from time to time in the State of New York (and, if defined in more than one Article of such Uniform Commercial Code, shall have the meaning given in Article 9 thereof)). Subject to the entry of the Final Order, the DIP Collateral shall include all of DIP Borrowers’ right, title and interest in and to actions under sections 544, 545, 547, 548 and 550 of the Bankruptcy Code (the “Avoidance Actions”) and any proceeds from any such Avoidance Actions. The DIP Liens (as defined below) on the DIP Collateral shall be subject in all respects to the terms of the “Priority and Liens” section below.

K2 HealthVentures LLC, 855 Boylston Street, 10 Floor, Boston, MA 02116

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Priority and Liens:	The Interim and Final Order shall contain language providing that the liens granted in connection with the DIP Obligations shall be subject to the priorities and entitled to the superpriority administrative expenses claims described below:

i.	pursuant to section 364(c)(1) of the Bankruptcy Code, a superpriority administrative expense claim status with priority over all administrative expenses of the kind that are specified in Bankruptcy Code §§ 105, 326, 328, 330, 331, 503(b), 506(c), 507(a), 507(b), 546(c), 726, 1114 or any other provisions of the Bankruptcy Code;

ii.	pursuant to section 364(c)(2) of the Bankruptcy Code, a valid, binding, continuing, enforceable and fully and automatically perfected first priority senior security interest in and lien upon all DIP Collateral that as of the Petition Date is unencumbered and not subject to valid, perfected, and non-avoidable liens; provided that such security interest in and lien on DIP Collateral shall be subject to the Carve Out (as defined below);

iii.	pursuant to section 364(c)(3) of the Bankruptcy Code, a perfected junior lien, subject to the Carve Out, on all DIP Collateral that is subject to valid, perfected, and nonavoidable Permitted Liens (as defined in the A&R CVR) in existence as of the Petition Date or subject to valid and non-avoidable Permitted Lien (as defined in the A&R CVR) in existence at the time of such commencement that are perfected subsequent to such commencement as permitted by section 546(b) of the Bankruptcy Code; and

iv.	pursuant to section 364(d)(1) of the Bankruptcy Code, a valid, binding, continuing, enforceable and fully and automatically perfected first priority priming security interest in and lien upon all DIP Collateral, which security interest and lien shall be subject to the Carve Out (as defined below) and any valid, perfected, and non-avoidable Permitted Lien (as defined in the A&R CVR) (collectively, the liens described in clauses (i), (ii), (iii), and (iv) of this section, the “DIP Liens”).

Adequate Protection:	The Interim Order and the Final Order shall provide, as adequate protection for the use of the collateral securing the Prepetition Loan Obligations and the priming of the liens and security interests granted to the secured parties under the Prepetition Loan Obligations, a customary adequate protection package of replacement liens and superpriority claims for any diminution in value of the Prepetition Secured Parties’ interest in the Collateral (as defined in the A&R CVR) (the “Prepetition Collateral”), including:

i.	superpriority administrative expense claim status;

ii.	replacement liens on all Prepetition Collateral, junior only to the liens of the DIP Lender, but subject to any prior Permitted Liens; and

iii.	commencing on the Petition Date, postpetition interest shall accrue in kind on the postpetition loan obligations (the “Postpetition Loan Obligations”) on a monthly basis (collectively, the “Adequate Protection”).

K2 HealthVentures LLC, 855 Boylston Street, 10 Floor, Boston, MA 02116

Molecular Templates, Inc. DIP Financing Term Sheet	Page | 8

For the avoidance of doubt, the grant of Adequate Protection shall be of no force and effect in the event that a portion of the Prepetition Loan Obligations equal to $9,000,000 are indefeasibly satisfied in full by the Roll Up Loans or the Prepetition Liens are invalidated for any reason, including without limitation by a Challenge (as defined below).

To the extent any Roll Up Loan is subsequently invalidated for any reason, the Prepetition Loan Obligations, and any Adequate Protection shall be revived retroactively as of the Petition Date and continue as if any liens on the Prepetition Loan Obligations were still in effect as of the Petition Date and the lender’s security interests, rights, powers and remedies under the Bridge Loan and A&R CVR shall continue in full force and effect, subject to a Challenge (as defined below).

Carve Out:	As used herein, “Carve Out” means the sum of (a) the payment of unpaid fees required to be paid to the Clerk of the Court and to the U.S. Trustee pursuant to 28 U.S.C. § 1930(a) with interest at the statutory rate pursuant to 31 U.S.C. § 3717; (b) reasonable fees and expenses up to $50,000 incurred by a trustee under section 726(b) of the Bankruptcy Code; (c) to the extent allowed at any time, whether by interim order, procedural order, or otherwise, but subject to final allowance by the Court, all unpaid fees and expenses (the “Allowed Professional Fees”) incurred by persons or firms retained by the Debtors pursuant to section 327, 328, or 363 of the Bankruptcy Code (the “Debtor Professionals”), and any Creditors’ Committee (the “Committee Professionals” and, together with the Debtor Professionals, the “Estate Professionals”) at any time before the delivery by any DIP Secured Party of a Carve Out Trigger Notice (as defined below) (the amounts set forth in this clause (c) being the “Pre Carve Out Trigger Notice Cap”); (d) the Allowed Professional Fees of Estate Professionals in an aggregate amount not to exceed $150,000, less the amount of any retainer held by such Estate Professional and not previously returned or applied to fees and expenses, incurred on or after the first business day following delivery by any DIP Secured Party of the Carve Out Trigger Notice to the extent allowed at any time, whether by interim order, procedural order, or otherwise, but subject to final allowance by the Court, (the amount set forth in this clause (d) being the “Post Carve Out Trigger Notice Cap” and the Pre Carve-Out Trigger Notice Cap together with the Post Carve-Out Trigger Notice Cap and the amounts set forth in clauses (a) and (b), the “Carve-Out Cap”) (the foregoing clauses (a) through (d), collectively, the “Carve Out”).

The term “Carve Out Trigger Notice” shall mean a written notice stating that the Post Carve Out Trigger Notice Cap has been invoked, delivered by hard copy or email by the Administrative Agent or its counsel to lead bankruptcy counsel for the Debtors, the U.S. Trustee, the DIP Secured Parties, and counsel to the Creditors’ Committee, if any, which notice may be delivered following the occurrence and during the continued existence of an Event of Default (as defined below).

Challenge Period:	The Interim Order and Final Order shall each contain customary stipulations, admissions, agreements, and releases relating to the Prepetition Loan Obligations, which stipulations, admissions, agreements, and releases shall be binding on the Debtors in all circumstances and for all purposes upon entry of the Interim Order. The Debtors’ stipulations, admissions, agreements, and releases shall additionally be binding upon entry of the Interim Order upon all other parties in interest, including, without limitation, any statutory or non-statutory committees appointed in the Cases and any other person or entity acting or seeking to act on behalf of the Debtors’ estates, including any chapter 7 trustee or chapter 11 trustee or examiner appointed or elected for any of the Debtors, in all circumstances and for all purposes unless a party in interest with standing or the requisite authority (other than the Debtors, as to which any right to challenge the stipulations, admissions, and releases discussed herein is irrevocably waived and relinquished upon entry of the Interim Order) has, under the appropriate Federal Rules of Bankruptcy Procedure, timely and properly filed an adversary proceeding or contested matter by no later than the earlier of (x) as to the Creditors’ Committee only, sixty (60) calendar days after the appointment of the Creditors’ Committee, (y) if the Cases are converted to chapter 7 and a chapter 7 trustee is appointed or elected prior to the end of the Challenge Period, then the Challenge Period for any such chapter 7 trustee shall be extended (solely as to such chapter 7 trustee) to the date that is the later of (1) sixty (60) calendar days after entry of the Interim Order, or (2) the date that is thirty (30) calendar days after its appointment, and (z) as for all other parties in interest, thirty (30) calendar days after entry of the Interim Order (such filing, a “Challenge”); provided, however, that nothing contained in the Term Sheet, the DIP Documents or the DIP Orders shall be deemed to confer standing on the Creditors’ Committee or any other party in interest.

K2 HealthVentures LLC, 855 Boylston Street, 10 Floor, Boston, MA 02116

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Case Milestones:	The Debtors shall be subject to the following deadlines in the Cases (the “Milestones”), each of which may be extended only with the prior written consent of the Administrative Agent, which consent may be withheld in the Administrative Agent’s sole discretion:

i.	within one (1) business day following the Petition Date, the Debtors shall file a motion for a combined hearing on disclosure statement approval and plan confirmation (the “Solicitation Motion”), along with a combined plan and disclosure statement (the “Plan”);

ii.	the Bankruptcy Court shall have entered the Interim Order by the date that is no later than three (3) business days following the Petition Date;

iii.	the Bankruptcy Court shall have entered the Final Order by the date that is no later than thirty (30) days following the Petition Date;

iv.	the Bankruptcy Court shall have entered an order approving the Solicitation Motion by the date that is no later than thirty (30) days following the Petition Date; and

v.	the Bankruptcy Court shall have entered an order confirming the Plan by no later than sixty-five (65) days following the Petition Date.

Each of the Solicitation Motion, the Plan, the Interim Order, and the Final Order shall be in form and substance reasonably acceptable to the Administrative Agent.

Representations and Warranties:	Each of the DIP Borrowers admit, represent, and warrant that each of the representations and warranties made in the Bridge Loan are true, accurate and correct in all material respects.

Affirmative and Negative Covenants:	Each of the affirmative and negative covenants set forth in the Bridge Loan are hereby incorporated by reference into this Term Sheet.

Events of Default:	Each of the following shall constitute an event of default (the “Events of Default”): (i) the use of proceeds from the DIP Facility, the DIP Collateral, or the Cash Collateral not in accordance with this Term Sheet and the DIP Documents, (ii) the use of funds outside of the DIP Budget, subject to the Permitted Variance, (iii) the failure to meet any of the Milestones, subject to the availability of the Bankruptcy Court, (iv) the filing of a pleading, Plan, or document or entry of an order that is inconsistent with this Term Sheet, the DIP Documents, or the restructuring term sheet, (v) the reversal or appeal of the DIP Orders, (vi) the creation of any lien on the DIP Collateral that is pari passu or senior to the liens of the DIP Secured Parties without the DIP Lender’s consent, (vii) the conversion of the Cases to cases under chapter 7 of the Bankruptcy Code, (viii) the dismissal of the Cases, (ix) the appointment of a chapter 11 trustee or examiner with expanded powers in the Cases, (x) the entry of an order terminating the Debtors’ exclusive right to file a plan or the expiration of the Debtors’ exclusive right to file a plan, or (xi) the lifting of the automatic stay with respect to or the exercise of any remedies against the DIP Collateral with a fair value in excess of $50,000 without advance written consent of the DIP Lender.

K2 HealthVentures LLC, 855 Boylston Street, 10 Floor, Boston, MA 02116

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Remedies:	Notwithstanding the provisions of Section 362 of the Bankruptcy Code, but subject to the applicable provisions of the DIP Orders, if any Event of Default occurs and is continuing, the Administrative Agent may take any or all of the following actions on behalf of the DIP Lender, no earlier than three (3) business days after written notice to the DIP Borrowers, after an Event of Default occurs:

i.	terminate the commitment of the DIP Lender to make DIP Loans and its consent to use of proceeds of DIP Facility and Cash Collateral;

ii.	declare that the unpaid amount of the DIP Obligations, all interest accrued and unpaid thereon, and all other amounts owing or payable under the DIP Documents, this Term Sheet and the DIP Orders to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the DIP Borrowers;

iii.	foreclose upon the DIP Collateral; or

iv.	take any other action or exercise any other right or remedy as permitted by the DIP Documents or applicable law.

No Marshalling:	Upon entry of the Final Order, the DIP Lender and the lender under the Prepetition Loan Obligations shall not be subject to the equitable doctrine of “marshaling” or any similar doctrine with respect to the DIP Collateral or the Prepetition Collateral, as applicable, and all proceeds shall be received and applied in accordance with the DIP Documents and the documents relating to the Prepetition Loan Obligations, as applicable.

Section 506 (c) 552 (b) Waiver:	Except to the extent of the Carve Out, no costs or expenses of administration of the Cases or any future or successor cases therefrom shall be charged against or recovered from the DIP Collateral (including Cash Collateral) or Prepetition Collateral pursuant to section 506(c) of the Bankruptcy Code or any similar principles of law, without the prior written consent of the Collateral Trustee acting at the direction of the Administrative Agent, and no consent shall be implied from any other action, inaction, or acquiescence by the Collateral Trustee and nothing in this Term Sheet or the DIP Orders shall be deemed to be a consent by the Collateral Trustee to any charge, lien, assessment, or claims against the DIP Collateral (including Cash Collateral) under section 506(c) of the Bankruptcy Code or otherwise.

In no event shall the “equities of the case” exception in section 552(b) of the Bankruptcy Code apply to the secured parties under the Prepetition Loan Obligations with respect to proceeds, products, offspring, or profits of any Prepetition Collateral.

The Final Order shall approve the waiver of all claims against the DIP Collateral (including cash collateral) under section 506(c) of the Bankruptcy Code and similar rights under section 552(b) of the Bankruptcy Code.

Expenses of DIP Secured Parties:	The reasonable and documented professional fees and out-of-pocket expenses incurred by the DIP Secured Parties (limited, in the case of counsel, to one primary counsel for each DIP Secured Party plus local Delaware counsel), including expenses incurred in connection with defending the validity and enforceability of the Prepetition Loan Obligations, the DIP Loans, any documentation relating to the foregoing, or any of the liens or adequate protection securing the same, shall be promptly paid by the DIP Borrowers in cash on no less than a monthly basis (documentation in summary form to be sufficient) solely to the extent that funds for payment thereof are set forth in the DIP Budget, provided that the DIP Lender has provided their prior written consent with regard to the DIP Budget, which shall include the approved budget for DIP Secured Parties’ counsel and any variance testing in connection with the DIP Budget shall not apply to DIP Secured Parties’ counsel fees.

K2 HealthVentures LLC, 855 Boylston Street, 10 Floor, Boston, MA 02116

Molecular Templates, Inc. DIP Financing Term Sheet	Page | 11

Indemnification:	The DIP Borrowers agree to indemnify and hold the DIP Secured Parties and their respective directors, officers, employees, agents, attorneys, representatives and affiliates harmless from and against any and all damages, losses, settlement payments, obligations, liabilities, claims, actions or causes of action, and costs and expenses incurred, suffered, sustained or required to be paid by an indemnified party by reason of or resulting from the transactions contemplated hereby; provided however, that no such person will be indemnified for costs, expenses or liabilities to the extent they are determined by a final, non-appealable judgment of a court of competent jurisdiction to have been directly caused by such indemnified party’s gross negligence or willful misconduct.[3] In all such litigation, or the preparation therefore, the DIP Secured Parties shall be entitled to select their own counsel and, in addition to the foregoing indemnity, the DIP Borrowers agree to pay promptly the reasonable and documented out-of-pocket fees and expenses of such counsel (but limited, in the case of legal fees and expenses, to the reasonable and documented out-of-pocket fees and expenses of one primary counsel for each of the DIP Secured Parties and also appropriate local counsel (including Delaware bankruptcy counsel) in applicable local jurisdictions. Notwithstanding the foregoing, none of the DIP Agents, DIP Lender, or DIP Borrowers or any of their respective affiliates will be liable for any indirect, special, punitive or consequential damages (including, without limitation, any loss of profits, business or anticipated savings) in connection with the transactions contemplated hereby.

Governing Law:	The laws of the State of New York (excluding the laws applicable to conflicts or choice of law), except as governed by the Bankruptcy Code.

Release:	The DIP Orders shall provide for a mutual release of claims, subject to any Challenge rights set forth herein.

Amendments and Waivers; Assignment	Except as otherwise provided herein or therein, the provisions of the DIP Documents and the DIP Orders may not be amended or waived without the written consent of the DIP Borrowers, the Administrative Agent (email being sufficient), and the Collateral Trustee (email being sufficient). This Term Sheet shall be become binding upon each party hereto and its respective successors and permitted assigns, and shall inure to the benefit of the Administrative Agent and its permitted successors and assigns, upon the date on which the Term Sheet is executed by both the DIP Secured Parties and the DIP Borrowers (the “Effective Date”). No other person or entity shall be a direct or indirect legal beneficiary of or have any direct or indirect cause of action or claim in connection with, this Term Sheet or any related documentation. The rights and obligations of the DIP Borrowers hereunder may not be assigned by the DIP Borrowers without the prior written consent of the Administrative Agent, which consent may be granted or withheld in the Administrative Agent’s sole discretion.

DIP Orders Governs	In the event of any conflict between this Term Sheet, on the one hand, and the terms of the DIP Orders, on the other, the terms of the DIP Orders shall govern.

Survival	All representations, warranties, covenants, agreements, and conditions contained in or made pursuant to the DIP Documents shall survive (a) the making of the DIP Loans and the payment of the DIP Obligations and (b) the performance, observance and compliance with the covenants, terms and conditions, express or implied, of all DIP Documents, until the due and punctual (i) indefeasible payment of the DIP Obligations and (ii) performance, observance and compliance with the covenants, terms and conditions, express or implied, of this Term Sheet and all of the other DIP Documents; provided, however, that the Indemnification & Expenses provision shall survive (x) indefeasible payment of the DIP Obligations and (y) performance, observance and compliance with the covenants, terms and conditions, express or implied, of this Term Sheet and all of the other DIP Documents.

Collateral Trustee	In connection with the DIP Facility, the Collateral Trustee shall be entitled to all rights, privileges, protections, immunities and exculpations in favor of the Collateral Trustee under Section 12.16 of the Bridge Loan, mutatis mutandis. Solely among the DIP Secured Parties, the Collateral Trust Agreement, dated as of May 21, 2020, between Collateral Trustee and Administrative Agent (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Collateral Trust Agreement”) shall apply to the DIP Facility, mutatis mutandis, provided that the DIP Obligations shall be entitled to distributions after the SECOND clause of Section 3.6 and prior to the THIRD clause of Section 3.6 of the Collateral Trust Agreement.

*****

3 NTD: Aligning with precedent indemnity in bridge loan agreement.]

K2 HealthVentures LLC, 855 Boylston Street, 10 Floor, Boston, MA 02116

Molecular Templates, Inc. DIP Financing Term Sheet	Page | 12

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date set forth above.

BORROWERs:

Molecular Templates Opco, Inc.

By	/s/ Craig Jalbert
Name:	Craig Jalbert
Title:	Chief Executive Officer

Molecular Templates, Inc.

By	/s/ Craig Jalbert
Name:	Craig Jalbert
Title:	Chief Executive Officer

K2 HealthVentures LLC, 855 Boylston Street, 10 Floor, Boston, MA 02116

Molecular Templates, Inc. DIP Financing Term Sheet	Page | 13

ADMINISTRATIVE AGENT:

K2 HEALTHVENTURES LLC

By	/s/ Parag Shah
Name:	Parag Shah
Title:	Chief Executive Officer

LENDER:

K2 HEALTHVENTURES LLC

By	/s/ Parag Shah
Name:	Parag Shah
Title:	Chief Executive Officer

COLLATERAL TRUSTEE:

ANKURA TRUST COMPANY, LLC

By	/s/ Beth Micena
Name:	Beth Micena
Title:	Senior Director

K2 HealthVentures LLC, 855 Boylston Street, 10 Floor, Boston, MA 02116